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                                                                     EXHIBIT 8.1

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                                  SUBSIDIARIES

     The table below sets forth certain of our subsidiaries, the names under which they do business, and their jurisdictions of establishment as of the date of this annual report.

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
                                                                                          Jurisdiction of
Name of Company                                                                            Establishment
---------------                                                                            -------------
Sercotel, S.A. de C.V. .................................................................  Mexico
    Inmobiliaria los Cantaros, S.A. de C.V. ............................................  Mexico
    AM Treasury, LLC ...................................................................  Delaware
    Radiomovil Dipsa, S.A. de C.V. (Telcel).............................................  Mexico
        SubDipsa Treasury LLC ..........................................................  Delaware
    TracFone Wireless, Inc. (TracFone) .................................................  Florida
    Occidente y Caribe Celular S.A. (Occel) ............................................  Colombia
    Comunicacion Celular S.A. (Comcel) .................................................  Colombia
    Telecomunicaciones de Guatemala, S.A. (Telgua) .....................................  Guatemala
        Servicios de Comunicaciones Personales Inalambricas, S.A. (Sercom) .............  Guatemala
    Speedy Movil, S.A. de C.V. (Speedy Movil) ..........................................  Mexico
    Consorcio Ecuatoriano de Telecomunicaciones, S.A. CONECEL (Conecel) ................  Ecuador
    Techtel--LMDS Comunicaciones Interactivas, S.A. (Techtel) ..........................  Argentina
    Telstar, S.A. (Telstar) ............................................................  Uruguay
    Telecom Americas Ltd. (Telecom Americas) ...........................................  Bermuda
        ATL--Algar Telecom Leste S.A. (ATL) ............................................  Brazil
        Tess S.A. (Tess) ...............................................................  Brazil
        Americel S.A. (Americel) .......................................................  Brazil
        Telet S.A. (Telet) .............................................................  Brazil
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